Vanguard Federal Money Market Fund

Supplement to the Prospectus and Summary Prospectus

Important Announcement

Effective immediately, Vanguard Federal Money Market Fund is re-opened to all investors without limitations.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 33B 062015

Vanguard Prime Money Market Fund

Supplement to the Prospectus and Summary Prospectus Dated December 19, 2014

Important Announcement regarding Vanguard Prime Money Market Fund Institutional Shares

The board of trustees of Vanguard Money Market Reserves has approved the conversion of Vanguard Prime Money Market Fund’s Institutional Shares into AdmiralTM Shares. This conversion is expected to occur in late 2015. The minimum investment amount and expense ratio are not expected to change from those listed in the current prospectus.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PSI 066 062015